1

Exhibit 31.1
CERTIFICATIONS

I, Juan C. Andrade,

certify that:

1. I

have reviewed this quarterly report on Form 10-Q of Everest

Re Group, Ltd;

2. Based

on my knowledge, this report does not contain any untrue

statement of a material fact or omit to
state a material fact

necessary to make the statements

made, in light of the circumstances

under which
such statements were made, not misleading with respect to the period covered by this report;

3. Based

on my

knowledge, the

financial statements,

and other

financial information

included in

this
report, fairly present in all material respects the

financial condition, results of operations and cash flows
of the registrant as of,

and for, the periods presented

in this report;

4. The

registrant’s other

certifying officer(s) and

I are responsible

for establishing

and maintaining
disclosure controls

and procedures

(as defined

in Exchange

Act Rules

13a-15(e) and

15d-15(e)) and
internal control

over financial

reporting (as

defined in

Exchange Act

Rules 13a-15(f)and 15d-15(f)

)

for
the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and
procedures to

be designed under

our supervision, to

ensure that

material information

relating to
the registrant,

including its consolidated

subsidiaries, is made

known to us

by others within

those
entities, particularly during the period in which this report is being prepared;

(b) Designed

such internal

control over

financial reporting,

or caused

such internal

control over
financial reporting

to be

designed under

our supervision,

to provide

reasonable assurance
regarding the reliability of

financial reporting and the preparation

of financial statements for
external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness

of the registrant’s disclosure controls

and procedures and presented
in this report our

conclusions about the effectiveness

of the disclosure controls

and procedures, as
of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in

this report

any change

in the registrant’s

internal control

over financial

reporting
that occurred during

the registrant’s

most recent fiscal

quarter (the registrant’s

fourth fiscal
quarter in

the case

of an

annual report)

that has

materially affected,

or is

reasonably likely

to
materially affect, the registrant’s

internal control over financial reporting; and

5. The

registrant’s other

certifying officer(s) and I

have disclosed, based

on our most

recent evaluation of
internal control

over financial

reporting, to

the registrant’s

auditors and

the audit

committee of

the
registrant’s board of directors

(or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial

reporting which

are reasonably

likely to

adversely affect

the registrant’s

ability to
record, process, summarize and report financial information; and

(b) Any fraud,

whether or not material,

that involves management

or other employees who

have a
significant role in the registrant’s internal

control over financial reporting.

November 9, 2020

/S/ JUAN C. ANDRADE
Juan C. Andrade
President and
Chief Executive Officer